Second Quarter Financial Supplement

June 30, 2023

Re-presented for Long-Duration Targeted Improvements (LDTI) Accounting Guidance FY 2021 – 4Q 2022

Financial results re-presented for LDTI adopted by the company on January 1, 2023, with a transition date of January 1, 2021. This financial supplement should be read in conjunction with the company's 2022 Annual Report on Form 10-K and its Quarterly Report on Form 10-Q for the period ending June 30, 2023.

Exhibit 99.1

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GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Cautionary Note Regarding Forward-Looking Statements

This financial supplement contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "will" or words of similar meaning and include, but are not limited to, statements regarding the outlook for future business and financial performance of Genworth Financial, Inc. and its consolidated subsidiaries. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially due to global political, economic, business, competitive, market, regulatory and other factors and risks, as well as risks discussed in the risk factor section of the company’s Annual Report on Form 10-K, filed with the United States Securities and Exchange Commission on February 28, 2023. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

ii

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Table of Contents	Page
Investor Letter	3
Use of Non-GAAP Measures	4
Results of Operations and Selected Operating Performance Measures	5
Financial Highlights	6

Consolidated Quarterly Results
Consolidated Net Income by Quarter	8
Reconciliation of Net Income to Adjusted Operating Income	9
Consolidated Balance Sheets	10-11
Consolidated Balance Sheets by Segment	12-13

Quarterly Results by Business
Adjusted Operating Income and Sales—Enact Segment	15-20
Adjusted Operating Income (Loss) and Statutory Impact of In-Force Rate Actions—Long-Term Care Insurance Segment	22-23
Adjusted Operating Income (Loss)—Life and Annuities Segment	25-28
Adjusted Operating Loss—Corporate and Other	30

Additional Financial Data
Investments Summary	32
Fixed Maturity Securities Summary	33
U.S. GAAP Net Investment Income Yields	34
Net Investment Gains (Losses)—Detail	35

Reconciliations of Non-GAAP Measures
Reconciliation of Operating Return On Equity (ROE)	37
Reconciliation of Consolidated Expense Ratio	38
Reconciliation of Reported Yield to Core Yield	39

Note:

Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, book value and book value per share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Dear Investor,

On January 1, 2023, the company adopted new U.S. GAAP accounting guidance that significantly changed the recognition and measurement of long-duration insurance contracts, commonly known as long-duration targeted improvements (LDTI). This accounting guidance impacted the company’s long-term care insurance, life insurance and annuity products and was applied as of January 1, 2021, also known as the transition date. While the new guidance has had a significant impact on U.S. GAAP financial statements and disclosures, it does not impact the cash flows or underlying economics of the business, business strategy, statutory net income (loss), risk-based capital of the company’s U.S. life insurance companies, management of capital or the company’s Enact segment and Corporate and Other.

All prior period information has been re-presented to reflect the adoption of LDTI and is currently unaudited. It is possible that the final audited financial results may differ, perhaps materially, from the information included in this financial supplement. In addition, the unaudited financial results reported in this financial supplement are not indicative of future financial results, although as the company has indicated, it does expect the quarterly volatility of results in its Long-Term Care Insurance and Life and Annuities segments to extend to future periods with the adoption of LDTI.

There are some changes related to the implementation of LDTI to highlight for the company's Long-Term Care Insurance and Life and Annuities segments:

•

Assumptions are best estimate and updated annually in the fourth quarter. Changes in assumptions now flow through the liability remeasurement (gains) losses financial statement line item in the income statement, which contributes significantly to annual income volatility. However, the company will update cash flow assumptions related to the timing and approval amounts of in-force rate actions on a quarterly basis, which could contribute to quarterly income volatility for its Long-Term Care Insurance segment.

•

Assumptions are recorded at a more granular cohort level. Impacts from older less profitable capped cohorts that do not have margin will more heavily influence income statement results than impacts from newer uncapped profitable cohorts that have positive margin.

•

The liability remeasurement (gains) losses financial statement line item in the income statement includes the differences between actual experience and best estimate assumptions on a quarterly basis and can be favorable or unfavorable. This line item also includes the quarterly updates to cash flow assumptions noted above related to in-force rate actions. Both of these items could contribute to quarterly income volatility in the Long-Term Care Insurance segment.

•

Best estimate assumptions for long-term care insurance products now include an estimate for benefit reductions from both in-force rate actions and legal settlements. Similarly, cash payments made to policyholders who elect certain reduced benefit options in connection with long-term care insurance legal settlements, referred to as “settlement payments,” are also included in the liability for future policyholder benefits. Therefore, the impacts from benefit reductions and settlement payments will only impact the income statement on a quarterly basis to the extent that actual experience differs from expectations as mentioned above. There was no change to how the company accounts for premiums related to in-force rate actions, which are recorded to the income statement when they occur.

•

Market risk benefits (primarily variable annuities) are recorded at fair value. The company excludes changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges from adjusted operating income (loss). See page 25 for additional details.

In the second quarter of 2023, the company revised its accounting for the liability for future policy benefits in its long-term care insurance products under LDTI to include an estimate in its cash flow assumptions for settlement payments. The company's historical accounting practice was to record settlement payments as incurred through current period earnings. The impact of this revision to prior periods is reflected in the financial results included in this quarterly financial supplement. Accordingly, for all periods prior to the second quarter of 2023, this quarterly financial supplement replaces and supersedes the quarterly financial supplement previously furnished for the first quarter of 2023 on July 11, 2023.

Additional information concerning the company's long-term care insurance business is included on page 22 of this financial supplement. As disclosed on page 22, in the fourth quarter of 2022, the liability remeasurement gain of $255 million in the company's long-term care insurance business reflected favorable assumption updates of $303 million, largely from an update to legal settlement elections attributable to the inclusion of a second legal settlement and the resulting expected reserve reduction, net of settlement payments to policyholders. This settlement, comprised of PCS I and PSC II policies, represents approximately 15% of the overall block and impacts older unprofitable capped cohorts. When the company updates its assumptions for its third long-term care insurance legal settlement later in 2023 for its Choice II policies, which represents approximately 35% of the overall block, the income statement impact is not expected to be as material because this settlement impacts profitable uncapped cohorts. As previously disclosed, the company’s blocks with profits or margin have a net premium ratio below 100% and therefore have less impact on liability remeasurement (gains) losses in the income statement.

Page 23 provides further information for investors on the company’s long-term care insurance business and the impact of in-force rate actions, including the legal settlements, on pre-tax statutory earnings.

Thank you for your continued interest in Genworth Financial, Inc.

Regards,

Sarah E. Crews, Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measures entitled “adjusted operating income (loss)” and “adjusted operating income (loss) per share.” Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The company’s President and Chief Executive Officer (Principal Executive Officer), who serves as the chief operating decision maker, evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income (loss) from continuing operations attributable to noncontrolling interests, net investment gains (losses), changes in fair value of market risk benefits and associated hedges, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, restructuring costs and infrequent or unusual non-operating items. A component of the company’s net investment gains (losses) is the result of estimated future credit losses, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. The company excludes net investment gains (losses), changes in fair value of market risk benefits and associated hedges, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, restructuring costs and infrequent or unusual non-operating items from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating performance.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with U.S. GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies.

Adjustments to reconcile net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) assume a 21% tax rate and are net of the portion attributable to noncontrolling interests. Changes in fair value of market risk benefits and associated hedges are adjusted to exclude changes in reserves, attributed fees and benefit payments.

In the third and fourth quarters of 2022, the company incurred $6 million and $2 million, respectively, of pre-tax pension plan termination costs related to one of its defined benefit pension plans. There were no other infrequent or unusual items excluded from adjusted operating income (loss) during the periods presented.

The table on page 9 of this financial supplement provides a reconciliation of net income available to Genworth Financial, Inc.’s common stockholders to adjusted operating income for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 37 to 39 of this financial supplement.

Statutory Accounting Data

The company presents certain supplemental statutory data for Genworth Life Insurance Company (GLIC) and its consolidating life insurance subsidiaries that has been prepared on the basis of statutory accounting principles (SAP). GLIC and its consolidating life insurance subsidiaries file financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners that are prepared using SAP, an accounting basis either prescribed or permitted by such authorities. Due to differences in methodology between SAP and U.S. GAAP, the values for assets, liabilities and equity, and the recognition of income and expenses, reflected in financial statements prepared in accordance with U.S. GAAP are materially different from those reflected in financial statements prepared under SAP. This supplemental statutory data should not be viewed as an alternative to, or used in lieu of, U.S. GAAP.

This supplemental statutory data includes the impact from in-force rate actions on pre-tax long-term care insurance statutory earnings. Statutory pre-tax earnings represent the net gain from operations, including the impact from in-force rate actions, before dividends to policyholders, refunds to members and federal income taxes and before realized capital gains or (losses). Management uses and provides this supplemental statutory data because it believes it provides a useful measure of, among other things, statutory pre-tax earnings and the adequacy of capital. Management uses this data to measure against its policy to manage the U.S. life insurance companies with internally generated capital.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Results of Operations and Selected Operating Performance Measures

The company taxes its businesses at the U.S. corporate federal income tax rate of 21%. Each segment is then adjusted to reflect the unique tax attributes of that segment, such as permanent differences between U.S. GAAP and tax law. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other.

The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year. U.S. GAAP generally requires an annualized effective tax rate to be used for interim reporting periods, utilizing projections of full year results. However, in certain circumstances it is appropriate to record the actual effective tax rate for the period if a reliable full year estimate cannot be made. For the three months ended March 31, 2023 and June 30, 2023, the company utilized the actual effective tax rate for the interim period to record the provision for income taxes for its Long-Term Care Insurance and Life and Annuities segments and the annualized projected effective tax rate for its Enact segment and Corporate and Other. The company utilized the effective tax rate for the year ended December 31, 2022 and 2021 in determining the re-presented provision for income taxes for the quarters in 2022 and the full year 2021, respectively.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new business generated in a period. Sales refer to new insurance written for mortgage insurance products included in the company's Enact segment. The company considers new insurance written to be a measure of the operating performance of its Enact segment because it represents a measure of new sales of insurance policies during a specified period, rather than a measure of revenues or profitability during that period.

Management regularly monitors and reports insurance in-force, risk in-force and a loss ratio for the company's Enact segment. Insurance in-force is a measure of the aggregate unpaid principal balance as of the respective reporting date for loans insured by the company's U.S. mortgage insurance subsidiaries. Risk in-force is based on the coverage percentage applied to the estimated current outstanding loan balance. The company considers insurance in-force and risk in-force to be measures of the operating performance of its Enact segment because they represent measures of the size of its business at a specific date which will generate revenues and profits in a future period, rather than measures of its revenues or profitability during that period. The loss ratio is the ratio of benefits and other changes in policy reserves to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance and helps to enhance the understanding of the operating performance of the Enact segment.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)	$10,321	$10,292	$10,245	$9,892	$9,769
Total accumulated other comprehensive income (loss)(1)	(2,861)	(2,853)	(2,614)	(2,632)	(3,288)

Total Genworth Financial, Inc.’s stockholders’ equity	$7,460	$7,439	$7,631	$7,260	$6,481

Book value per share	$15.98	$15.28	$15.40	$14.44	$12.76
Book value per share, excluding accumulated other comprehensive income (loss)	$22.11	$21.14	$20.68	$19.68	$19.24
Common shares outstanding as of the balance sheet date	466.8	486.9	495.4	502.6	507.8

	Three months ended
Quarterly Average ROE	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
U.S. GAAP Basis ROE	5.3%	4.8%	15.1%	5.5%	6.6%
Operating ROE(2)	3.3%	5.6%	13.4%	6.4%	6.3%

Basic and Diluted Shares	Three months ended June 30, 2023	Six months ended June 30, 2023
Weighted-average common shares used in basic earnings per share calculations	473.2	482.7
Potentially dilutive securities:
Stock options, restricted stock units and other equity-based awards	4.9	6.4

Weighted-average common shares used in diluted earnings per share calculations	478.1	489.1

(1)

As of June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, total accumulated other comprehensive income (loss) includes $(964) million, $(1,628) million, $(403) million, $115 million and $(3,167) million, net of taxes, respectively, related to changes in the current discount rate used to remeasure the liability for future policy benefits and related reinsurance recoverables.

(2)	See page 37 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.

    Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Consolidated Net Income by Quarter

(amounts in millions, except per share amounts)

	2023			2022					2021
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total	Full Year
REVENUES:
Premiums	$902	$915	$1,817	$918	$929	$916	$917	$3,680	$3,406
Net investment income	785	787	1,572	787	808	787	764	3,146	3,370
Net investment gains (losses)	39	(11)	28	(5)	(58)	19	42	(2)	322
Policy fees and other income	166	163	329	167	169	165	170	671	724

Total revenues	1,892	1,854	3,746	1,867	1,848	1,887	1,893	7,495	7,822

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,175	1,176	2,351	1,209	1,159	768	1,167	4,303	4,615
Liability remeasurement (gains) losses	70	(15)	55	(267)	17	24	(64)	(290)	202
Changes in fair value of market risk benefits and associated hedges	(19)	17	(2)	(56)	(27)	20	(41)	(104)	(160)
Interest credited	126	126	252	125	128	126	125	504	511
Acquisition and operating expenses, net of deferrals	226	240	466	225	245	579	236	1,285	998
Amortization of deferred acquisition costs and intangibles	64	72	136	74	80	84	88	326	384
Interest expense	29	29	58	28	26	26	26	106	160

Total benefits and expenses	1,671	1,645	3,316	1,338	1,628	1,627	1,537	6,130	6,710

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	221	209	430	529	220	260	356	1,365	1,112
Provision for income taxes	55	55	110	119	54	62	84	319	248

INCOME FROM CONTINUING OPERATIONS	166	154	320	410	166	198	272	1,046	864
Net income (loss) from discontinued operations, net of taxes(1)	2	—	2	(2)	5	(1)	(2)	—	27

NET INCOME	168	154	322	408	171	197	270	1,046	891
Less: net income from continuing operations attributable to noncontrolling interests	31	32	63	27	35	38	30	130	33
Less: net income from discontinued operations attributable to noncontrolling interests	—	—	—	—	—	—	—	—	8

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$137	$122	$259	$381	$136	$159	$240	$916	$850

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Income from continuing operations available to Genworth Financial, Inc.’s common stockholders	$135	$122	$257	$383	$131	$160	$242	$916	$831
Income (loss) from discontinued operations available to Genworth Financial, Inc.’s common stockholders	2	—	2	(2)	5	(1)	(2)	—	19

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$137	$122	$259	$381	$136	$159	$240	$916	$850

Earnings Per Share Data:
Income from continuing operations available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.28	$0.25	$0.53	$0.77	$0.26	$0.32	$0.48	$1.82	$1.64
Diluted	$0.28	$0.24	$0.53	$0.76	$0.26	$0.31	$0.47	$1.79	$1.61
Net income available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.29	$0.25	$0.54	$0.77	$0.27	$0.31	$0.47	$1.82	$1.68
Diluted	$0.29	$0.24	$0.53	$0.76	$0.27	$0.31	$0.46	$1.79	$1.65
Weighted-average common shares outstanding
Basic	473.2	492.3	482.7	496.5	503.8	508.9	508.3	504.4	506.9
Diluted	478.1	500.1	489.1	502.9	509.3	514.1	517.4	510.9	514.7

(1)	Income (loss) from discontinued operations primarily relates to a settlement agreement involving the company's former lifestyle protection insurance business that was sold on December 1, 2015.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Reconciliation of Net Income to Adjusted Operating Income

(amounts in millions, except per share amounts)

	2023			2022					2021
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total	Full Year
NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$137	$122	$259	$381	$136	$159	$240	$916	$850
Add: net income from continuing operations attributable to noncontrolling interests	31	32	63	27	35	38	30	130	33
Add: net income from discontinued operations attributable to noncontrolling interests	—	—	—	—	—	—	—	—	8

NET INCOME	168	154	322	408	171	197	270	1,046	891
Less: income (loss) from discontinued operations, net of taxes	2	—	2	(2)	5	(1)	(2)	—	27

INCOME FROM CONTINUING OPERATIONS	166	154	320	410	166	198	272	1,046	864
Less: net income from continuing operations attributable to noncontrolling interests	31	32	63	27	35	38	30	130	33

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	135	122	257	383	131	160	242	916	831

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(41)	11	(30)	5	58	(19)	(42)	2	(322)
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(2)	(23)	14	(9)	(64)	(32)	8	(54)	(142)	(210)
(Gains) losses on early extinguishment of debt	—	(1)	(1)	(1)	3	1	3	6	45
Expenses related to restructuring	1	3	4	1	—	1	—	2	34
Pension plan termination costs	—	—	—	2	6	—	—	8	—
Taxes on adjustments	13	(5)	8	12	(8)	2	20	26	96

ADJUSTED OPERATING INCOME	$85	$144	$229	$338	$158	$153	$169	$818	$474

ADJUSTED OPERATING INCOME (LOSS):
Enact segment	$146	$143	$289	$120	$156	$167	$135	$578	$520
Long-Term Care Insurance segment	(43)	23	(20)	204	26	17	73	320	126
Life and Annuities segment:
Life Insurance	(17)	(27)	(44)	1	(28)	(37)	(47)	(111)	(201)
Fixed Annuities	10	14	24	14	15	20	13	62	83
Variable Annuities	9	9	18	8	7	2	4	21	22

Total Life and Annuities segment	2	(4)	(2)	23	(6)	(15)	(30)	(28)	(96)

Corporate and Other	(20)	(18)	(38)	(9)	(18)	(16)	(9)	(52)	(76)

ADJUSTED OPERATING INCOME	$85	$144	$229	$338	$158	$153	$169	$818	$474

Earnings Per Share Data:
Net income available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.29	$0.25	$0.54	$0.77	$0.27	$0.31	$0.47	$1.82	$1.68
Diluted	$0.29	$0.24	$0.53	$0.76	$0.27	$0.31	$0.46	$1.79	$1.65
Adjusted operating income per share
Basic	$0.18	$0.29	$0.47	$0.68	$0.31	$0.30	$0.33	$1.62	$0.93
Diluted	$0.18	$0.29	$0.47	$0.67	$0.31	$0.30	$0.33	$1.60	$0.92
Weighted-average common shares outstanding
Basic	473.2	492.3	482.7	496.5	503.8	508.9	508.3	504.4	506.9
Diluted	478.1	500.1	489.1	502.9	509.3	514.1	517.4	510.9	514.7

(1)	Net investment (gains) losses were adjusted for the portion attributable to noncontrolling interests (see page 35 for reconciliation).
(2)	Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments (see page 25 for reconciliation).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value(1)	$46,070	$47,381	$46,583	$46,215	$49,286
Equity securities, at fair value	378	364	319	274	243
Commercial mortgage loans(2)	6,876	6,915	7,032	7,086	7,088
Less: Allowance for credit losses	(24)	(24)	(22)	(23)	(23)

Commercial mortgage loans, net	6,852	6,891	7,010	7,063	7,065
Policy loans	2,270	2,133	2,139	2,153	2,178
Limited partnerships	2,585	2,456	2,331	2,195	2,123
Other invested assets	648	617	566	590	573

Total investments	58,803	59,842	58,948	58,490	61,468
Cash, cash equivalents and restricted cash	2,173	1,752	1,799	1,561	1,724
Accrued investment income	553	700	643	616	553
Deferred acquisition costs	2,096	2,150	2,211	2,276	2,342
Intangible assets	201	203	203	209	215
Reinsurance recoverable	19,113	19,606	19,059	18,906	20,659
Less: Allowance for credit losses	(64)	(64)	(63)	(64)	(63)

Reinsurance recoverable, net	19,049	19,542	18,996	18,842	20,596
Other assets	445	478	488	493	521
Deferred tax asset	1,954	2,002	1,983	2,092	2,492
Market risk benefit assets	37	28	26	20	22
Separate account assets	4,533	4,479	4,417	4,298	4,683

Total assets	$89,844	$91,176	$89,714	$88,897	$94,616

(1)

Amortized cost of $49,864 million, $50,461 million, $50,834 million, $51,248 million and $51,248 million as of June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, respectively, and allowance for credit losses of $4 million as of June 30, 2023, $15 million as of March 31, 2023 and $— as of December 31, 2022, September 30, 2022 and June 30, 2022.

(2)	Net of unamortized balance of loan origination fees and costs of $4 million as of June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$56,443	$57,531	$55,407	$54,553	$60,254
Policyholder account balances	15,922	16,202	16,564	16,985	17,332
Market risk benefit liabilities	666	761	748	832	910
Liability for policy and contract claims	628	665	683	669	733
Unearned premiums	175	189	203	213	225
Other liabilities	1,607	1,510	1,687	1,701	1,470
Long-term borrowings	1,601	1,600	1,611	1,622	1,773
Separate account liabilities	4,533	4,479	4,417	4,298	4,683
Liabilities related to discontinued operations(1)	2	7	8	6	4

Total liabilities	81,577	82,944	81,328	80,879	87,384

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,869	11,863	11,869	11,865	11,859
Accumulated other comprehensive income (loss):
Change in the discount rate used to measure future policy benefits	(964)	(1,628)	(403)	115	(3,167)
All other	(1,897)	(1,225)	(2,211)	(2,747)	(121)

Total accumulated other comprehensive income (loss)	(2,861)	(2,853)	(2,614)	(2,632)	(3,288)
Retained earnings	1,398	1,261	1,139	760	624
Treasury stock, at cost	(2,947)	(2,833)	(2,764)	(2,734)	(2,715)

Total Genworth Financial, Inc.’s stockholders’ equity	7,460	7,439	7,631	7,260	6,481
Noncontrolling interests	807	793	755	758	751

Total equity	8,267	8,232	8,386	8,018	7,232

Total liabilities and equity	$89,844	$91,176	$89,714	$88,897	$94,616

(1)

Liabilities related to discontinued operations relates to a liability recorded in connection with a settlement agreement reached with AXA and other unrelated liabilities involving the sale of the company’s former lifestyle protection insurance business.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2023
	Enact	Long-Term Care Insurance	Life and Annuities	Corporate and Other(1)		Total
ASSETS
Cash and investments	$5,675	$35,113	$19,449	$1,292		$61,529
Deferred acquisition costs and intangible assets	39	932	1,317	9		2,297
Reinsurance recoverable, net	—	7,454	11,595	—		19,049
Deferred tax and other assets	208	1,695	237	259	(2)	2,399
Market risk benefit assets	—	—	37	—		37
Separate account assets	—	—	4,533	—		4,533

Total assets	$5,922	$45,194	$37,168	$1,560		$89,844

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$42,661	$13,782	$—		$56,443
Policyholder account balances	—	—	15,922	—		15,922
Market risk benefit liabilities	—	—	666	—		666
Liability for policy and contract claims	490	—	131	7		628
Unearned premiums	175	—	—	—		175
Other liabilities	125	751	284	447		1,607
Borrowings	744	—	—	857		1,601
Separate account liabilities	—	—	4,533	—		4,533
Liabilities related to discontinued operations	—	—	—	2		2

Total liabilities	1,534	43,412	35,318	1,313		81,577

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,864	2,784	2,930	743		10,321
Allocated accumulated other comprehensive income (loss)	(283)	(1,002)	(1,080)	(496)		(2,861)

Total Genworth Financial, Inc.’s stockholders’ equity	3,581	1,782	1,850	247		7,460
Noncontrolling interests	807	—	—	—		807

Total equity	4,388	1,782	1,850	247		8,267

Total liabilities and equity	$5,922	$45,194	$37,168	$1,560		$89,844

(1)	Includes inter-segment eliminations and other businesses, including start-up growth initiatives and certain international businesses, that are managed outside the operating segments.
(2)	Deferred tax and other assets in Corporate and Other includes holding company deferred tax assets of $117 million (comprised of Genworth Financial, Inc. and Genworth Holdings).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2023
	Enact	Long-Term Care Insurance	Life and Annuities	Corporate and Other(1)		Total
ASSETS
Cash and investments	$5,611	$35,210	$20,112	$1,361		$62,294
Deferred acquisition costs and intangible assets	36	945	1,360	12		2,353
Reinsurance recoverable, net	—	7,604	11,938	—		19,542
Deferred tax and other assets	194	1,761	214	311	(2)	2,480
Market risk benefit assets	—	—	28	—		28
Separate account assets	—	—	4,479	—		4,479

Total assets	$5,841	$45,520	$38,131	$1,684		$91,176

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$43,344	$14,187	$—		$57,531
Policyholder account balances	—	—	16,202	—		16,202
Market risk benefit liabilities	—	—	761	—		761
Liability for policy and contract claims	502	—	157	6		665
Unearned premiums	189	—	—	—		189
Other liabilities	100	676	287	447		1,510
Borrowings	743	—	—	857		1,600
Separate account liabilities	—	—	4,479	—		4,479
Liabilities related to discontinued operations	—	—	—	7		7

Total liabilities	1,534	44,020	36,073	1,317		82,944

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,776	2,634	3,034	848		10,292
Allocated accumulated other comprehensive income (loss)	(262)	(1,134)	(976)	(481)		(2,853)

Total Genworth Financial, Inc.’s stockholders’ equity	3,514	1,500	2,058	367		7,439
Noncontrolling interests	793	—	—	—		793

Total equity	4,307	1,500	2,058	367		8,232

Total liabilities and equity	$5,841	$45,520	$38,131	$1,684		$91,176

(1)	Includes inter-segment eliminations and other businesses, including start-up growth initiatives and certain international businesses, that are managed outside the operating segments.
(2)	Deferred tax and other assets in Corporate and Other includes holding company deferred tax assets of $174 million (comprised of Genworth Financial, Inc. and Genworth Holdings).

Enact Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Adjusted Operating Income and Sales—Enact Segment

(amounts in millions)

	2023			2022
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$239	$235	$474	$233	$235	$238	$234	$940
Net investment income	50	46	96	45	39	36	35	155
Net investment gains (losses)	(13)	—	(13)	(1)	—	(1)	—	(2)
Policy fees and other income	1	—	1	—	1	—	1	2

Total revenues	277	281	558	277	275	273	270	1,095

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	(4)	(11)	(15)	18	(40)	(62)	(10)	(94)
Acquisition and operating expenses, net of deferrals	52	52	104	60	55	58	54	227
Amortization of deferred acquisition costs and intangibles	2	3	5	2	4	3	3	12
Interest expense	13	13	26	14	12	13	13	52

Total benefits and expenses	63	57	120	94	31	12	60	197

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	214	224	438	183	244	261	210	898
Provision for income taxes	46	49	95	39	53	57	45	194

INCOME FROM CONTINUING OPERATIONS	168	175	343	144	191	204	165	704
Less: net income from continuing operations attributable to noncontrolling interests	31	32	63	27	35	38	30	130

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	137	143	280	117	156	166	135	574

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	11	—	11	1	—	1	—	2
Expenses related to restructuring	—	—	—	3	—	—	—	3
Taxes on adjustments	(2)	—	(2)	(1)	—	—	—	(1)

ADJUSTED OPERATING INCOME	$146	$143	$289	$120	$156	$167	$135	$578

SALES:
Primary New Insurance Written (NIW)	$15,083	$13,154	$28,237	$15,145	$15,069	$17,448	$18,823	$66,485

(1)	Net investment (gains) losses were adjusted for the portion of net investment losses attributable to noncontrolling interests of $2 million in the second quarter of 2023.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Primary New Insurance Written Metrics—Enact Segment

(amounts in millions)

	2023				2022
	2Q		1Q		4Q		3Q		2Q		1Q
	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW
Payment Type
Monthly	$14,774	98%	$12,809	97%	$13,745	91%	$14,138	94%	$16,169	93%	$17,071	91%
Single	281	2	318	3	1,368	9	890	6	1,218	7	1,690	9
Other(1)	28	—	27	—	32	—	41	—	61	—	62	—

Total Primary	$15,083	100%	$13,154	100%	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%

Origination
Purchase	$14,720	98%	$12,761	97%	$14,744	97%	$14,634	97%	$16,802	96%	$17,326	92%
Refinance	363	2	393	3	401	3	435	3	646	4	1,497	8

Total Primary	$15,083	100%	$13,154	100%	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%

FICO Scores
Over 760	$6,911	46%	$6,004	46%	$6,951	46%	$6,948	46%	$7,981	45%	$8,359	45%
740 - 759	2,608	17	2,268	17	2,709	18	2,554	17	2,916	17	3,085	16
720 - 739	2,097	14	1,817	14	2,226	15	2,106	14	2,530	15	2,515	13
700 - 719	1,499	10	1,296	10	1,489	10	1,531	10	1,917	11	1,952	10
680 - 699	1,060	7	954	7	1,035	7	1,085	7	1,099	6	1,316	7
660 - 679(2)	568	4	517	4	478	3	527	3	598	3	931	5
640 - 659	260	2	229	2	189	1	234	2	297	2	486	3
620 - 639	76	—	65	—	66	—	79	1	106	1	173	1
<620	4	—	4	—	2	—	5	—	4	—	6	—

Total Primary	$15,083	100%	$13,154	100%	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%

Loan-To-Value Ratio
95.01% and above	$2,692	18%	$2,106	16%	$2,423	16%	$1,741	11%	$2,177	12%	$3,146	17%
90.01% to 95.00%	5,743	38	4,928	38	5,684	37	6,184	41	7,458	43	6,682	35
85.01% to 90.00%	4,753	31	4,390	33	4,971	33	5,094	34	5,207	30	5,620	30
85.00% and below	1,895	13	1,730	13	2,067	14	2,050	14	2,606	15	3,375	18

Total Primary	$15,083	100%	$13,154	100%	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%

Debt-To-Income Ratio
45.01% and above	$4,467	30%	$3,538	27%	$4,294	28%	$3,728	25%	$4,067	23%	$4,452	24%
38.01% to 45.00%	5,214	34	4,940	38	5,518	37	5,681	38	6,436	37	6,361	34
38.00% and below	5,402	36	4,676	35	5,333	35	5,660	37	6,945	40	8,010	42

Total Primary	$15,083	100%	$13,154	100%	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Other Metrics—Enact Segment

(dollar amounts in millions)

	2023			2022
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total

Primary Insurance In-Force(1)	$257,816	$252,516		$248,262	$241,813	$237,563	$231,853

Risk In-Force
Primary(2)	$65,714	$64,106		$62,791	$61,124	$59,911	$58,295
Pool	73	76		79	84	89	97

Total Risk In-Force	$65,787	$64,182		$62,870	$61,208	$60,000	$58,392

Expense Ratio(3)	23%	23%	23%	27%	25%	26%	24%	23%

Primary Persistency Rate	84%	85%	85%	86%	82%	80%	76%	85%

Combined Risk To Capital Ratio(4)	11.8:1	12.6:1		12.8:1	12.3:1	12.6:1	12.0:1

EMICO Risk To Capital Ratio(4),(5)	11.9:1	12.7:1		12.9:1	12.3:1	12.6:1	12.1:1

PMIERs Available Assets(6)	$5,093	$5,357		$5,206	$5,292	$5,147	$5,222

PMIERs Required Assets(6)	$3,135	$3,259		$3,156	$3,043	$3,100	$2,961

Available Assets Above PMIERs Requirements(6)	$1,958	$2,098		$2,050	$2,249	$2,047	$2,261

PMIERs Sufficiency Ratio(6)	162%	164%		165%	174%	166%	176%

Average Primary Loan Size (in thousands)	$265	$262		$259	$255	$251	$246

The expense ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Primary insurance in-force represents aggregate unpaid balance for loans the company's U.S. mortgage insurance subsidiaries insure.
(2)	Primary risk in-force represents risk on current loan balances as provided by servicers, lenders and investors.
(3)

The ratio of an insurer's general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

Certain states limit a private mortgage insurer's risk in-force to 25 times the total of the insurer's policyholders' surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the company's U.S. mortgage insurance subsidiaries.

(5)	Enact Mortgage Insurance Corporation (EMICO), the company's principal U.S. mortgage insurance subsidiary.
(6)

The Private Mortgage Insurer Eligibility Requirements (PMIERs) sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing. The PMIERs sufficiency ratios for the four quarters of 2022 did not take into consideration the impact of restrictions previously imposed by the government-sponsored enterprises on EMICO.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Loss Metrics—Enact Segment

(amounts in millions)

	2023			2022
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Average Paid Claim (in thousands)(1)	$46.6	$46.9		$48.7	$42.2	$50.1	$51.6
Average Reserve Per Primary Delinquency (in thousands)(2)	$25.0	$24.8		$24.0	$25.2	$27.0	$26.2

Reserves:
Direct primary case	$452	$462		$479	$476	$526	$591
All other(3)	38	40		40	34	33	34

Total Reserves	$490	$502		$519	$510	$559	$625

Beginning Reserves	$502	$519	$519	$510	$559	$625	$641	$641
Paid claims	(8)	(6)	(14)	(9)	(9)	(4)	(6)	(28)
Increase (decrease) in reserves	(4)	(11)	(15)	18	(40)	(62)	(10)	(94)

Ending Reserves	$490	$502	$490	$519	$510	$559	$625	$519

Loss Ratio(4)	(2)%	(5)%	(3)%	8%	(17)%	(26)%	(4)%	(10)%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Average paid claim in the third and fourth quarters of 2022 includes payments in relation to agreements on non-performing loans.
(2)	Direct primary case reserves divided by primary delinquency count.
(3)	Other includes loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.
(4)	The ratio of benefits and other changes in policy reserves to net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Delinquency Metrics—Enact Segment

(dollar amounts in millions)

	2023			2022
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Primary Loans
Primary loans in-force	973,280	965,544		960,306	949,052	946,891	941,689
Primary delinquent loans	18,065	18,633		19,943	18,856	19,513	22,571
Primary delinquency rate	1.86%	1.93%		2.08%	1.99%	2.06%	2.40%

Beginning Number of Primary Delinquencies	18,633	19,943	19,943	18,856	19,513	22,571	24,820	24,820
New delinquencies	9,205	9,599	18,804	10,304	9,121	7,847	8,724	35,996
Delinquency cures	(9,609)	(10,771)	(20,380)	(9,024)	(9,588)	(10,806)	(10,860)	(40,278)
Paid claims	(156)	(126)	(282)	(190)	(187)	(90)	(107)	(574)
Rescissions and claim denials	(8)	(12)	(20)	(3)	(3)	(9)	(6)	(21)

Ending Number of Primary Delinquencies	18,065	18,633	18,065	19,943	18,856	19,513	22,571	19,943

Composition of Cures
Reported delinquent and cured-intraquarter	1,661	2,016		1,489	1,598	1,306	1,581
Number of missed payments delinquent prior to cure:
3 payments or less	4,516	5,238		4,179	3,719	4,037	3,902
4 - 11 payments	2,448	2,431		2,001	2,279	2,484	2,315
12 payments or more	984	1,086		1,355	1,992	2,979	3,062

Total	9,609	10,771		9,024	9,588	10,806	10,860

Primary Delinquencies by Missed Payment Status
3 payments or less	8,162	7,876		8,920	7,446	6,442	6,837
4 - 11 payments	6,229	6,714		6,466	6,119	6,372	6,875
12 payments or more	3,674	4,043		4,557	5,291	6,699	8,859

Primary Delinquencies	18,065	18,633		19,943	18,856	19,513	22,571

	June 30, 2023
Direct Primary Case Reserves(1) and Percentage Reserved by Payment Status	Direct Primary Case Reserves	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$70	$488	14%
4 - 11 payments in default	186	409	46%
12 payments or more in default	196	205	95%

Total	$452	$1,102	41%

	December 31, 2022
Direct Primary Case Reserves(1) and Percentage Reserved by Payment Status	Direct Primary Case Reserves	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$69	$509	14%
4 - 11 payments in default	166	390	43%
12 payments or more in default	244	248	98%

Total	$479	$1,147	42%

(1)	Direct primary case reserves exclude loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Portfolio Quality Metrics—Enact Segment

(amounts in millions)

	June 30, 2023
Policy Year	% of Direct Primary Case Reserves(1)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Delinquency Rate
2008 and prior	22%	$6,135	2%	$1,581	2%	8.40%
2009-2015	6	4,296	2	1,138	2	3.90%
2016	5	5,289	2	1,418	2	2.97%
2017	6	5,878	2	1,549	2	3.40%
2018	7	6,270	2	1,601	3	4.00%
2019	10	15,026	6	3,831	6	2.47%
2020	15	49,522	19	12,827	20	1.39%
2021	19	76,381	30	19,245	29	1.27%
2022	10	61,390	24	15,392	23	0.97%
2023	—	27,629	11	7,132	11	0.12%

Total	100%	$257,816	100%	$65,714	100%	1.86%

	June 30, 2023		December 31, 2022		June 30, 2022
	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force
Loan-to-value ratio
95.01% and above	$12,086	18%	$11,136	18%	$10,647	18%
90.01% to 95.00%	31,220	48	30,079	48	28,838	48
85.01% to 90.00%	18,518	28	17,621	28	16,517	27
85.00% and below	3,890	6	3,955	6	3,909	7

Total	$65,714	100%	$62,791	100%	$59,911	100%

	June 30, 2023		December 31, 2022		June 30, 2022
	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force
Credit Quality
Over 760	$27,305	42%	$25,807	41%	$24,252	40%
740 - 759	10,749	16	10,154	16	9,559	16
720 - 739	9,368	14	8,931	14	8,484	14
700 - 719	7,516	12	7,317	12	7,129	12
680 - 699	5,543	9	5,428	9	5,329	9
660 - 679(2)	2,850	4	2,767	5	2,728	5
640 - 659	1,558	2	1,540	2	1,547	3
620 - 639	653	1	665	1	687	1
<620	172	—	182	—	196	—

Total	$65,714	100%	$62,791	100%	$59,911	100%

(1)	Direct primary case reserves exclude loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

Long-Term Care Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Adjusted Operating Income (Loss)—Long-Term Care Insurance Segment

(amounts in millions)

	2023			2022					2021
	2Q	1Q	Total	4Q(1)	3Q	2Q	1Q	Total	Full Year(2)
REVENUES:
Premiums	$611	$616	$1,227	$639	$637	$617	$607	$2,500	$2,561
Net investment income	470	473	943	470	497	486	447	1,900	2,027
Net investment gains (losses)	62	9	71	20	(47)	5	41	19	257
Policy fees and other income	—	—	—	—	—	—	—	—	1

Total revenues	1,143	1,098	2,241	1,129	1,087	1,108	1,095	4,419	4,846

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	941	944	1,885	965	956	942	925	3,788	3,808
Liability remeasurement (gains) losses	61	(32)	29	(255)	3	23	(88)	(317)	68
Acquisition and operating expenses, net of deferrals	108	119	227	100	122	95	96	413	451
Amortization of deferred acquisition costs and intangibles	18	18	36	18	19	18	19	74	76

Total benefits and expenses	1,128	1,049	2,177	828	1,100	1,078	952	3,958	4,403

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	15	49	64	301	(13)	30	143	461	443
Provision (benefit) for income taxes	10	18	28	79	(1)	9	38	125	123

INCOME (LOSS) FROM CONTINUING OPERATIONS	5	31	36	222	(12)	21	105	336	320
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(62)	(9)	(71)	(20)	47	(5)	(41)	(19)	(257)
Expenses related to restructuring	1	(1)	—	(2)	—	1	—	(1)	12
Taxes on adjustments	13	2	15	4	(9)	—	9	4	51

ADJUSTED OPERATING INCOME (LOSS)	$(43)	$23	$(20)	$204	$26	$17	$73	$320	$126

Liability remeasurement (gains) losses:
Cash flow assumption updates	$(24)	$21	$(3)	$(303)	$(10)	$(20)	$(2)	$(335)	$227
Actual to expected experience	85	(53)	32	48	13	43	(86)	18	(159)

Total	$61	$(32)	$29	$(255)	$3	$23	$(88)	$(317)	$68

Ratio of the liability remeasurement (gains) losses to beginning reserves(3)	0.15%	(0.08)%	0.07%	(0.62)%	—%	0.06%	(0.22)%	(0.78)%	0.17%

(1)

In the fourth quarter of 2022, the liability remeasurement gain of $255 million in the company’s long-term care insurance business reflected favorable assumption updates of $303 million, largely from an update to legal settlement elections attributable to the inclusion of a second legal settlement and the resulting expected reserve reduction. This settlement, comprised of PCS I and PCS II policies, represents approximately 15% of the overall block and impacts older unprofitable capped cohorts. While a favorable assumption impact was recognized in the fourth quarter of 2022, differences between actual experience and expectations will flow through earnings in subsequent periods. The company’s long-term care insurance business also updated its interest rate assumptions to reflect the impact of the higher interest rate environment.

(2)

In 2021, unfavorable assumption updates of $227 million in the fourth quarter of 2021 related primarily to an update to the benefit utilization trend, which drove significant updates to the in-force rate action plan and related assumptions. Given the expected future increases in cost of care, the company expected its long-term benefit utilization to trend higher than previously assumed.

(3)

The ratio of the liability remeasurement (gains) losses to beginning reserves is calculated by dividing the liability remeasurement (gains) losses by the beginning liability for future policy benefits at the original discount rate as of each applicable quarter.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Statutory Impact of In-Force Rate Actions—Long-Term Care Insurance Segment

(amounts in millions)

	2023			2022
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Impact of in-force rate actions on pre-tax statutory earnings(1)
Premiums, premium tax, commissions and other expenses, net(2)	$224	$219	$443	$224	$220	$207	$192	$843
Reserve changes(2)	104	94	198	124	120	113	132	489

Settlement impacts - reserve changes	97	93	190	78	9	19	148	254
Settlement impacts - litigation expenses and settlement payments	(54)	(56)	(110)	(45)	(10)	(6)	(43)	(104)

Settlement impacts, net	43	37	80	33	(1)	13	105	150

Statutory earnings from in-force rate actions	$371	$350	$721	$381	$339	$333	$429	$1,482

(1)	Includes all implemented in-force rate actions since 2012.
(2)

Earned premium and reserve change estimates for statutory earnings reflect certain simplifying assumptions that may vary materially from actual historical results, including but not limited to, a uniform rate of coinsurance and premium taxes in addition to consistent policyholder behavior over time. Actual behavior may differ significantly from these assumptions and these impacts exclude reserve updates.

Life and Annuities Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Adjusted Operating Income (Loss)—Life and Annuities Segment

(amounts in millions)

	2023			2022					2021
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total	Full Year
REVENUES:
Premiums	$50	$62	$112	$45	$55	$60	$74	$234	$(136)
Net investment income	261	264	525	268	271	265	279	1,083	1,195
Net investment gains (losses)	(7)	(10)	(17)	(3)	(15)	—	14	(4)	74
Policy fees and other income	165	163	328	167	169	164	169	669	718

Total revenues	469	479	948	477	480	489	536	1,982	1,851

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	240	246	486	226	247	(108)	255	620	688
Liability remeasurement (gains) losses	9	17	26	(12)	14	1	24	27	134
Changes in fair value of market risk benefits and associated hedges	(19)	17	(2)	(56)	(27)	20	(41)	(104)	(160)
Interest credited	126	126	252	125	128	126	125	504	511
Acquisition and operating expenses, net of deferrals	51	53	104	54	57	416	77	604	233
Amortization of deferred acquisition costs and intangibles	44	51	95	54	57	63	66	240	291

Total benefits and expenses	451	510	961	391	476	518	506	1,891	1,697

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	18	(31)	(13)	86	4	(29)	30	91	154
Provision (benefit) for income taxes	3	(7)	(4)	17	—	(7)	6	16	30

INCOME (LOSS) FROM CONTINUING OPERATIONS	15	(24)	(9)	69	4	(22)	24	75	124

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	7	10	17	3	15	—	(14)	4	(74)
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(1)	(23)	14	(9)	(64)	(32)	8	(54)	(142)	(210)
Expenses related to restructuring	—	—	—	(1)	—	—	—	(1)	5
Pension plan termination costs	—	—	—	2	6	—	—	8	—
Taxes on adjustments	3	(4)	(1)	14	1	(1)	14	28	59

ADJUSTED OPERATING INCOME (LOSS)	$2	$(4)	$(2)	$23	$(6)	$(15)	$(30)	$(28)	$(96)

(1) Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:
Changes in fair value of market risk benefits and associated hedges	$(19)	$17	$(2)	$(56)	$(27)	$20	$(41)	$(104)	$(160)
Adjustment for changes in reserves, attributed fees and benefit payments	(4)	(3)	(7)	(8)	(5)	(12)	(13)	(38)	(50)

Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$(23)	$14	$(9)	$(64)	$(32)	$8	$(54)	$(142)	$(210)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Adjusted Operating Income (Loss)—Life and Annuities Segment—Life Insurance

(amounts in millions)

	2023			2022					2021
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total	Full Year
REVENUES:
Premiums	$50	$62	$112	$45	$55	$60	$74	$234	$(136)
Net investment income	165	164	329	167	166	164	164	661	667
Net investment gains (losses)	(1)	(2)	(3)	1	(7)	2	9	5	74
Policy fees and other income	136	134	270	138	138	133	134	543	567

Total revenues	350	358	708	351	352	359	381	1,443	1,172

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	197	199	396	181	197	217	203	798	486
Liability remeasurement (gains) losses	7	18	25	(10)	16	4	22	32	109
Interest credited	98	98	196	97	98	96	94	385	373
Acquisition and operating expenses, net of deferrals	34	36	70	39	40	32	56	167	136
Amortization of deferred acquisition costs and intangibles	36	44	80	45	49	55	57	206	254

Total benefits and expenses	372	395	767	352	400	404	432	1,588	1,358

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(22)	(37)	(59)	(1)	(48)	(45)	(51)	(145)	(186)
Benefit for income taxes	(5)	(8)	(13)	(1)	(10)	(10)	(11)	(32)	(40)

LOSS FROM CONTINUING OPERATIONS	(17)	(29)	(46)	—	(38)	(35)	(40)	(113)	(146)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	1	2	3	(1)	7	(2)	(9)	(5)	(74)
Expenses related to restructuring	—	—	—	(1)	—	—	—	(1)	4
Pension plan termination costs	—	—	—	2	6	—	—	8	—
Taxes on adjustments	(1)	—	(1)	1	(3)	—	2	—	15

ADJUSTED OPERATING INCOME (LOSS)	$(17)	$(27)	$(44)	$1	$(28)	$(37)	$(47)	$(111)	$(201)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Adjusted Operating Income—Life and Annuities Segment—Fixed Annuities

(amounts in millions)

	2023			2022					2021
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total	Full Year
REVENUES:
Net investment income	$87	$91	$178	$93	$96	$93	$108	$390	$498
Net investment gains (losses)	(5)	(8)	(13)	(4)	(7)	(2)	5	(8)	(2)
Policy fees and other income	2	2	4	1	2	2	2	7	9

Total revenues	84	85	169	90	91	93	115	389	505

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves(1)	35	39	74	37	42	(332)	46	(207)	188
Liability remeasurement (gains) losses	2	(1)	1	(2)	(2)	(3)	2	(5)	25
Changes in fair value of market risk benefits and associated hedges	(4)	8	4	—	(15)	(12)	(13)	(40)	(21)
Interest credited	27	27	54	27	28	29	30	114	133
Acquisition and operating expenses, net of deferrals(1)	7	8	15	7	7	372	9	395	44
Amortization of deferred acquisition costs and intangibles	4	3	7	4	4	4	4	16	17

Total benefits and expenses	71	84	155	73	64	58	78	273	386

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	13	1	14	17	27	35	37	116	119
Provision for income taxes	3	—	3	4	6	7	8	25	25

INCOME FROM CONTINUING OPERATIONS	10	1	11	13	21	28	29	91	94

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses	5	8	13	4	7	2	(5)	8	2
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(2)	(5)	8	3	(3)	(14)	(13)	(15)	(45)	(17)
Expenses related to restructuring	—	—	—	—	—	—	—	—	1
Taxes on adjustments	—	(3)	(3)	—	1	3	4	8	3

ADJUSTED OPERATING INCOME	$10	$14	$24	$14	$15	$20	$13	$62	$83

(1)  In the second quarter of 2022, the recapture of certain single premium immediate annuity contracts by a third party reduced benefits and other changes in policy reserves by $374 million and increased acquisition and operating expenses, net of deferrals, by $365 million.

(2)  Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:

Changes in fair value of market risk benefits and associated hedges	$(4)	$8	$4	$—	$(15)	$(12)	$(13)	$(40)	$(21)
Adjustment for changes in reserves, attributed fees and benefit payments	(1)	—	(1)	(3)	1	(1)	(2)	(5)	4

Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$(5)	$8	$3	$(3)	$(14)	$(13)	$(15)	$(45)	$(17)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Adjusted Operating Income—Life and Annuities Segment—Variable Annuities

(amounts in millions)

	2023			2022					2021
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total	Full Year
REVENUES:
Net investment income	$9	$9	$18	$8	$9	$8	$7	$32	$30
Net investment gains (losses)	(1)	—	(1)	—	(1)	—	—	(1)	2
Policy fees and other income	27	27	54	28	29	29	33	119	142

Total revenues	35	36	71	36	37	37	40	150	174

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	8	8	16	8	8	7	6	29	14
Changes in fair value of market risk benefits and associated hedges	(15)	9	(6)	(56)	(12)	32	(28)	(64)	(139)
Interest credited	1	1	2	1	2	1	1	5	5
Acquisition and operating expenses, net of deferrals	10	9	19	8	10	12	12	42	53
Amortization of deferred acquisition costs and intangibles	4	4	8	5	4	4	5	18	20

Total benefits and expenses	8	31	39	(34)	12	56	(4)	30	(47)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	27	5	32	70	25	(19)	44	120	221
Provision (benefit) for income taxes	5	1	6	14	4	(4)	9	23	45

INCOME (LOSS) FROM CONTINUING OPERATIONS	22	4	26	56	21	(15)	35	97	176

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	1	—	1	—	1	—	—	1	(2)
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(1)	(18)	6	(12)	(61)	(18)	21	(39)	(97)	(193)
Taxes on adjustments	4	(1)	3	13	3	(4)	8	20	41

ADJUSTED OPERATING INCOME	$9	$9	$18	$8	$7	$2	$4	$21	$22

(1) Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:
Changes in fair value of market risk benefits and associated hedges	$(15)	$9	$(6)	$(56)	$(12)	$32	$(28)	$(64)	$(139)
Adjustment for changes in reserves, attributed fees and benefit payments	(3)	(3)	(6)	(5)	(6)	(11)	(11)	(33)	(54)

Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$(18)	$6	$(12)	$(61)	$(18)	$21	$(39)	$(97)	$(193)

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Adjusted Operating Loss—Corporate and Other(1)

(amounts in millions)

	2023			2022
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$2	$2	$4	$1	$2	$1	$2	$6
Net investment income	4	4	8	4	1	—	3	8
Net investment gains (losses)	(3)	(10)	(13)	(21)	4	15	(13)	(15)
Policy fees and other income	—	—	—	—	(1)	1	—	—

Total revenues	3	(4)	(1)	(16)	6	17	(8)	(1)

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	(2)	(3)	(5)	—	(4)	(4)	(3)	(11)
Acquisition and operating expenses, net of deferrals	15	16	31	11	11	10	9	41
Interest expense	16	16	32	14	14	13	13	54

Total benefits and expenses	29	29	58	25	21	19	19	84

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(26)	(33)	(59)	(41)	(15)	(2)	(27)	(85)
Provision (benefit) for income taxes	(4)	(5)	(9)	(16)	2	3	(5)	(16)

LOSS FROM CONTINUING OPERATIONS	(22)	(28)	(50)	(25)	(17)	(5)	(22)	(69)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	3	10	13	21	(4)	(15)	13	15
(Gains) losses on early extinguishment of debt	—	(1)	(1)	(1)	3	1	3	6
Expenses related to restructuring	—	4	4	1	—	—	—	1
Taxes on adjustments	(1)	(3)	(4)	(5)	—	3	(3)	(5)

ADJUSTED OPERATING LOSS	$(20)	$(18)	$(38)	$(9)	$(18)	$(16)	$(9)	$(52)

(1)	Includes inter-segment eliminations and the results of other businesses, including start-up growth initiatives and certain international businesses, that are managed outside the operating segments.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Investments Summary

(amounts in millions)

		June 30, 2023		March 31, 2023		December 31, 2022		September 30, 2022		June 30, 2022
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
	Composition of Investment Portfolio
	Fixed maturity securities:
	Investment grade:
	Public fixed maturity securities	$26,413	43%	$26,894	44%	$26,047	43%	$25,550	43%	$27,342	43%
	Private fixed maturity securities	10,808	18	11,182	18	11,126	19	10,997	18	11,727	19
	Residential mortgage-backed securities(1)	935	1	986	2	995	2	1,069	2	1,213	2
	Commercial mortgage-backed securities	1,674	3	1,814	3	1,900	3	1,980	3	2,126	3
	Other asset-backed securities	2,164	4	2,113	3	2,117	3	2,139	4	2,009	3
	State and political subdivisions	2,343	4	2,403	4	2,399	4	2,532	4	2,849	5
	Non-investment grade fixed maturity securities	1,733	3	1,989	3	1,999	3	1,948	3	2,020	3
	Equity securities:
	Common stocks and mutual funds	326	1	306	1	258	1	204	—	172	—
	Preferred stocks	52	—	58	—	61	—	70	—	71	—
	Commercial mortgage loans, net	6,852	11	6,891	11	7,010	11	7,063	11	7,065	12
	Policy loans	2,270	4	2,133	3	2,139	3	2,153	4	2,178	3
	Limited partnerships	2,585	4	2,456	4	2,331	4	2,195	4	2,123	3
	Cash, cash equivalents, restricted cash and short-term investments	2,196	3	1,759	3	1,802	3	1,563	3	1,774	3
Other invested assets:	Derivatives:
	Interest rate swaps	30	—	42	—	24	—	25	—	30	—
	Foreign currency swaps	16	—	17	—	20	—	32	—	17	—
	Equity index options	15	—	10	—	6	—	38	—	30	—
	Other	564	1	541	1	513	1	493	1	446	1

	Total invested assets and cash	$60,976	100%	$61,594	100%	$60,747	100%	$60,051	100%	$63,192	100%

	Public Fixed Maturity Securities—Credit Quality:
	NRSRO(2) Designation

	AAA	$5,936	19%	$6,112	19%	$6,067	19%	$6,174	20%	$6,713	20%
	AA	2,896	9	2,872	9	2,859	9	2,958	9	3,245	10
	A	8,597	27	8,699	27	8,398	27	8,278	26	8,886	26
	BBB	13,649	43	14,056	43	13,623	43	13,322	43	14,155	42
	BB	564	2	786	2	776	2	780	2	846	2
	B	23	—	41	—	34	—	33	—	33	—
	CCC and lower	—	—	—	—	—	—	—	—	—	—

	Total public fixed maturity securities	$31,665	100%	$32,566	100%	$31,757	100%	$31,545	100%	$33,878	100%

	Private Fixed Maturity Securities—Credit Quality:
	NRSRO(2) Designation

	AAA	$863	6%	$860	6%	$825	6%	$830	6%	$806	5%
	AA	1,416	10	1,422	10	1,421	10	1,407	10	1,421	9
	A	4,135	29	4,217	28	4,170	28	4,059	28	4,308	28
	BBB	6,845	47	7,154	48	7,221	48	7,239	48	7,732	50
	BB	1,016	7	1,012	7	1,076	7	1,028	7	1,015	7
	B	122	1	150	1	113	1	107	1	120	1
	CCC and lower	8	—	—	—	—	—	—	—	6	—

	Total private fixed maturity securities	$14,405	100%	$14,815	100%	$14,826	100%	$14,670	100%	$15,408	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Fixed Maturity Securities Summary

(amounts in millions)

	June 30, 2023		March 31, 2023		December 31, 2022		September 30, 2022		June 30, 2022
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities - Security Sector:

U.S. government, agencies and government-sponsored enterprises	$3,389	7%	$3,441	7%	$3,341	7%	$3,307	7%	$3,627	7%
State and political subdivisions	2,343	5	2,403	5	2,399	5	2,532	6	2,849	6
Foreign government	625	1	630	1	645	1	622	1	682	1
U.S. corporate	27,043	59	27,872	59	27,119	59	26,562	58	28,243	58
Foreign corporate	7,838	17	8,059	17	8,010	17	7,947	17	8,482	17
Residential mortgage-backed securities	934	2	985	2	995	2	1,069	2	1,213	2
Commercial mortgage-backed securities	1,690	4	1,831	4	1,908	4	1,989	4	2,137	5
Other asset-backed securities	2,208	5	2,160	5	2,166	5	2,187	5	2,053	4

Total fixed maturity securities	$46,070	100%	$47,381	100%	$46,583	100%	$46,215	100%	$49,286	100%

Corporate Bond Holdings - Industry Sector:

Investment Grade:
Finance and insurance	$8,871	26%	$9,149	26%	$8,986	26%	$8,858	26%	$9,313	25%
Utilities	4,653	14	4,788	13	4,591	13	4,476	13	4,857	14
Energy	3,022	9	2,882	8	2,813	8	2,790	8	3,043	8
Consumer - non-cyclical	4,863	14	4,998	14	4,872	14	4,782	14	5,221	15
Consumer - cyclical	1,558	4	1,602	4	1,594	5	1,557	5	1,576	4
Capital goods	2,490	7	2,554	7	2,517	7	2,505	7	2,677	7
Industrial	1,857	5	1,944	6	1,863	5	1,806	5	1,877	5
Technology and communications	3,599	10	3,713	10	3,564	10	3,481	10	3,681	10
Transportation	1,428	4	1,459	4	1,439	4	1,385	4	1,465	4
Other	973	3	1,022	3	1,048	3	1,072	3	1,147	3

Subtotal	33,314	96	34,111	95	33,287	95	32,712	95	34,857	95

Non-Investment Grade:
Finance and insurance	154	—	164	1	153	1	159	1	168	1
Utilities	46	—	47	—	47	—	48	—	56	—
Energy	228	1	407	1	409	1	399	1	431	1
Consumer - non-cyclical	139	—	150	—	151	—	140	—	141	—
Consumer - cyclical	273	1	291	1	299	1	302	1	290	1
Capital goods	172	1	178	1	167	1	158	1	146	—
Industrial	149	—	155	—	152	—	146	—	171	1
Technology and communications	226	1	247	1	277	1	266	1	286	1
Transportation	35	—	37	—	36	—	35	—	29	—
Other	145	—	144	—	151	—	144	—	150	—

Subtotal	1,567	4	1,820	5	1,842	5	1,797	5	1,868	5

Total	$34,881	100%	$35,931	100%	$35,129	100%	$34,509	100%	$36,725	100%

Fixed Maturity Securities - Contractual Maturity Dates:

Due in one year or less	$1,375	3%	$1,328	3%	$1,234	3%	$1,128	2%	$1,314	3%
Due after one year through five years	8,000	17	8,245	17	7,931	17	7,856	17	7,958	16
Due after five years through ten years	11,662	25	11,746	25	11,915	26	11,751	25	12,765	26
Due after ten years	20,201	44	21,086	44	20,434	43	20,235	45	21,846	44

Subtotal	41,238	89	42,405	89	41,514	89	40,970	89	43,883	89
Mortgage and asset-backed securities	4,832	11	4,976	11	5,069	11	5,245	11	5,403	11

Total fixed maturity securities	$46,070	100%	$47,381	100%	$46,583	100%	$46,215	100%	$49,286	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

U.S. GAAP Net Investment Income Yields

(amounts in millions)

	2023			2022
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income
Fixed maturity securities - taxable	$567	$561	$1,128	$562	$576	$578	$580	$2,296
Fixed maturity securities - non-taxable	1	1	2	1	2	1	1	5
Equity securities	3	2	5	3	3	2	2	10
Commercial mortgage loans	75	76	151	81	81	78	81	321
Policy loans	54	55	109	55	55	51	50	211
Limited partnerships	17	28	45	22	38	32	7	99
Other invested assets	70	68	138	71	67	66	63	267
Cash, cash equivalents, restricted cash and short-term investments	22	18	40	12	7	1	—	20

Gross investment income before expenses and fees	809	809	1,618	807	829	809	784	3,229
Expenses and fees	(24)	(22)	(46)	(20)	(21)	(22)	(20)	(83)

Net investment income	$785	$787	$1,572	$787	$808	$787	$764	$3,146

Annualized Yields
Fixed maturity securities—taxable	4.5%	4.4%	4.5%	4.4%	4.5%	4.5%	4.4%	4.5%
Fixed maturity securities—non-taxable	4.9%	4.6%	4.8%	4.0%	7.1%	3.6%	3.6%	4.7%
Equity securities	3.2%	2.3%	2.8%	4.0%	4.6%	3.4%	3.7%	4.0%
Commercial mortgage loans	4.4%	4.4%	4.4%	4.6%	4.6%	4.5%	4.7%	4.6%
Policy loans	9.8%	10.3%	10.0%	10.3%	10.2%	9.7%	9.8%	10.0%
Limited partnerships(1)	2.7%	4.7%	3.7%	3.9%	7.0%	6.2%	1.4%	4.7%
Other invested assets(2)	50.7%	51.6%	51.2%	56.6%	57.0%	62.6%	64.8%	59.9%
Cash, cash equivalents, restricted cash and short-term investments	4.5%	4.0%	4.2%	2.9%	1.7%	0.3%	—%	1.2%

Gross investment income before expenses and fees	5.0%	5.0%	5.0%	5.0%	5.1%	4.9%	4.8%	5.0%
Expenses and fees	(0.1)%	(0.1)%	(0.1)%	(0.2)%	(0.1)%	(0.1)%	(0.1)%	(0.2)%

Net investment income	4.9%	4.9%	4.9%	4.8%	5.0%	4.8%	4.7%	4.8%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments. See page 39 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are primarily equity-based and do not have fixed returns by period.
(2)	Investment income for other invested assets includes amortization of terminated cash flow hedges, which have no corresponding book value within the yield calculation.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Net Investment Gains (Losses)—Detail

(amounts in millions)

	2023			2022
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Realized investment gains (losses):
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$(39)	$(8)	$(47)	$(25)	$(23)	$(2)	$(12)	$(62)
U.S. government, agencies and government-sponsored enterprises	1	1	2	—	9	—	6	15
Foreign corporate	1	(3)	(2)	(6)	(7)	(1)	(2)	(16)
Foreign government	—	(1)	(1)	—	—	—	—	—
Mortgage-backed securities	(2)	(5)	(7)	(4)	(5)	(1)	—	(10)
Asset-backed securities	9	—	9	—	(1)	—	—	(1)

Total net realized gains (losses) on available-for-sale securities	(30)	(16)	(46)	(35)	(27)	(4)	(8)	(74)
Net realized gains (losses) on equity securities sold	(1)	—	(1)	—	—	—	—	—
Net realized gains (losses) on limited partnerships	—	—	—	—	—	—	—	—

Total net realized investment gains (losses)	(31)	(16)	(47)	(35)	(27)	(4)	(8)	(74)

Net change in allowance for credit losses on available-for-sale fixed maturity securities	11	(15)	(4)	—	—	—	—	—
Write-down of available-for-sale fixed maturity securities	(1)	—	(1)	—	—	—	(2)	(2)
Net unrealized gains (losses) on equity securities still held	21	11	32	11	(14)	(26)	(6)	(35)
Net unrealized gains (losses) on limited partnerships	40	—	40	36	(24)	24	35	71
Commercial mortgage loans	—	(2)	(2)	1	—	2	1	4
Derivative instruments	(1)	12	11	(12)	7	18	19	32
Other	—	(1)	(1)	(6)	—	5	3	2

Net investment gains (losses), gross	39	(11)	28	(5)	(58)	19	42	(2)
Adjustment for net investment (gains) losses attributable to noncontrolling interests	2	—	2	—	—	—	—	—

Net investment gains (losses), net	$41	$(11)	$30	$(5)	$(58)	$19	$42	$(2)

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Reconciliation of Operating ROE

(amounts in millions)

Quarterly Average ROE	Three months ended
U.S. GAAP Basis ROE	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Net income available to Genworth Financial, Inc.’s common stockholders for the period ended(1)	$137	$122	$381	$136	$159
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(2)	$10,307	$10,269	$10,069	$9,831	$9,696
Annualized U.S. GAAP Quarterly Basis ROE(1)/(2)	5.3%	4.8%	15.1%	5.5%	6.6%

Operating ROE
Adjusted operating income for the period ended(1)	$85	$144	$338	$158	$153
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(2)	$10,307	$10,269	$10,069	$9,831	$9,696
Annualized Operating Quarterly Basis ROE(1)/(2)	3.3%	5.6%	13.4%	6.4%	6.3%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with U.S. GAAP.

(1)	Net income available to Genworth Financial, Inc.’s common stockholders and adjusted operating income from page 9 herein.
(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Reconciliation of Consolidated Expense Ratio

(amounts in millions)

		2023			2022
	GAAP Basis Expense Ratio	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
(A)	Acquisition and operating expenses, net of deferrals	$226	$240	$466	$225	$245	$579	$236	$1,285
(B)	Premiums	$902	$915	$1,817	$918	$929	$916	$917	$3,680
(A) / (B)	GAAP Basis Expense Ratio	25%	26%	26%	25%	26%	63%	26%	35%

	Adjusted Expense Ratio
	Acquisition and operating expenses, net of deferrals	$226	$240	$466	$225	$245	$579	$236	$1,285
	Less: Reinsurance recapture payment(1)	—	—	—	—	—	365	—	365
	Less: Legal settlement expenses(2)	1	13	14	—	20	—	—	20

(C)	Adjusted acquisition and operating expenses, net of deferrals	$225	$227	$452	$225	$225	$214	$236	$900

	Premiums	$902	$915	$1,817	$918	$929	$916	$917	$3,680
	Add: Policy fees and other income	166	163	329	167	169	165	170	671

(D)	Adjusted revenues	$1,068	$1,078	$2,146	$1,085	$1,098	$1,081	$1,087	$4,351

(C) / (D)	Adjusted expense ratio(3)	21%	21%	21%	21%	20%	20%	22%	21%

Non-GAAP Definition for Adjusted Expense Ratio

The company references the non-GAAP financial measure entitled “adjusted expense ratio” as a measure of its operating performance. The company defines adjusted expense ratio as acquisition and operating expenses, net of deferrals, less certain reinsurance expenses, less legal settlement expenses incurred in the company's long-term care insurance business divided by the sum of premiums, policy fees and other income. Management believes that the expense ratio analysis enhances understanding of the operating performance of the company. However, the adjusted expense ratio as defined by the company should not be viewed as a substitute for the GAAP basis expense ratio.

(1)	In the second quarter of 2022, the company paid $365 million to a third party in connection with the recapture of certain single premium immediate annuity contracts.
(2)

Estimated pre-tax class action attorney fees incurred in connection with legal settlements in the company's long-term care insurance business. These amounts are accrued in the period the court settlement occurs.

(3)

In the first quarter of 2022, the company recorded a legal settlement accrual of $25 million in its life insurance business, which increased the adjusted expense ratio by three percentage points for the three months ended March 31, 2022.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

Reconciliation of Reported Yield to Core Yield

		2023			2022
	(Assets - amounts in billions)	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported - Total Invested Assets and Cash	$61.0	$61.6	$61.0	$60.7	$60.1	$63.2	$68.2	$60.7
	Subtract:
	Unrealized gains (losses)	(3.7)	(3.0)	(3.7)	(4.2)	(4.9)	(1.9)	3.0	(4.2)

	Adjusted end of period invested assets and cash	$64.7	$64.6	$64.7	$64.9	$65.0	$65.1	$65.2	$64.9

(A)	Average Invested Assets and Cash Used in Reported and Core Yield Calculation	$64.6	$64.8	$64.7	$65.0	$65.0	$65.2	$65.4	$65.2

	(Income - amounts in millions)

(B)	Reported - Net Investment Income	$785	$787	$1,572	$787	$808	$787	$764	$3,146
	Subtract:
	Bond calls and commercial mortgage loan prepayments	—	2	2	6	6	7	10	29
	Other non-core items(1)	3	1	4	(1)	—	—	—	(1)

(C)	Core Net Investment Income	$782	$784	$1,566	$782	$802	$780	$754	$3,118

(B) / (A)	Reported Yield	4.86%	4.86%	4.86%	4.84%	4.97%	4.83%	4.67%	4.83%
(C) / (A)	Core Yield	4.84%	4.84%	4.84%	4.81%	4.93%	4.79%	4.61%	4.79%

Note:    Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with U.S. GAAP.

(1)	Includes cost basis adjustments on structured securities and various other immaterial items.